UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

LA CORTEZ ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138465	20-5157768
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Calle 67 #7-35, Oficina 409
Bogotá, Colombia	N/A
(Address of principal executive offices)	(Zip code)

(941) 870-5433
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

La Cortez Energy, Inc., intends to publish on its web site and to furnish to investors an Investor Presentation (the “Presentation”).  A copy of the Presentation is filed herewith as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Forward‐Looking Statements

Statements in the Presentation that are not of historical fact are “forward‐looking statements.” Such statements are subject to risks and uncertainties and may be identified by the use of words such as “expects,” “intends,” “plans,” “may,” “could,” “should,” “anticipates,” “likely,” “believes” and words of similar import.  Forward‐looking statements are based on current facts and analyses and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management.  These statements are made as of the date of the Presentation and the fact that the Presentation remains available does not constitute a representation by La Cortez Energy that La Cortez Energy believes these forward‐looking statements continue to be true as of any subsequent date.  Although La Cortez Energy believes that the assumptions underlying, and expectations reflected in, these forward‐looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those expressed or implied by forward looking statements due to a number of factors, many of which are beyond the control of La Cortez Energy, including, but not limited to, La Cortez Energy’s ability to identify appropriate corporate acquisition and/or joint venture opportunities in the energy sector in Colombia and, more generally, in Latin America, and to establish the technical, managerial and operational infrastructure and to raise the necessary capital to be able to take advantage of, and successfully participate in such opportunities, future economic conditions, political stability and volatility and decreases in energy prices. Additional information on risks and other factors that may affect the business and financial results of La Cortez Energy can be found in reports and other documents filed by La Cortez Energy with the U.S. Securities and Exchange Commission, including, without limitation, under the caption “Risk Factors” in La Cortez Energy’s Annual Report on Form 10-K filed on April 1, 2011.  These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov.  La Cortez Energy’s forward‐looking statements are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description

99.1	Investor Presentation published October 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA CORTEZ ENERGY, INC.

Date:	October 3, 2011	By:	/s/ Andres Gutierrez Rivera
Andres Gutierrez Rivera
President and Chief Executive Officer